Fueling the Future
Corporate Presentation
November 2005
A Producing Domestic E&P Company

Forward Looking Statement Disclaimer

This presentation contains certain "forward-looking statements" as defined by the Private Securities
    Litigation Reform Act of 1995, including, without limitation, expectations, beliefs, plans and objectives regarding the potential transactions and ventures discussed in this presentation.
Among the important factors that could cause actual results to differ materially from those indicated
    by such forward-looking statements are the risks inherent in oil & gas exploration, the need to obtain additional financing, the availability of needed personnel and equipment for the future exploration and development, fluctuations in gas prices, and general economic conditions.
Investors are cautioned that any such statements are not guarantees of future performance and that actual performance and financial results may differ materially from any estimates or projections.

Goals and Objectives
▶
Become a premier, independent, exploration and production company by investing in:
●
  Development of in-field oil and gas reserves, and
●
  Drilling of exploratory out-steps from known production.
▶
Build a portfolio of high-potential domestic energy properties in the onshore Gulf
Coast Region that benefit from:
●
  3-D seismic data; and
●
  Close-in well control.
▶
In first 10 months, acquired five high-potential drillable prospects and drilled first productive well with oil and gas currently flowing to market.
▶
Seek to raise $10 million to fund 2006 drilling program.

Company Overview
▶
Founded in December 2004; raised over $4.0 million in capital; went public and started trading in OTCBB under ticker IPGP in July 2005.
▶
Own interests in five acreage areas with over 16 billion cubic feet of gas equivalent
(Bcfe) of most-likely net reserves with potential to 50 Bcfe, net to Ignis
▶
Acom A-6 well in Chambers County, Texas currently producing over 150 barrels of oil per day and 600 thousand cubic feet of gas per day; cash expected to pay G&A costs
▶
Outstanding team having significant technical, commercial, and management experience with proven track records of acquiring, finding, developing and producing oil and gas throughout the U.S. Gulf Coast region.

Stock symbol	OTC BB: IGPG
Headquarters	Dallas, Texas
Stock price (11/07/05) / 10-day average	$1.26 / $1.51
Shares outstanding	48.0
Market capitalization (11/07/05)	$61 million
Float /daily volume average (shares)	19.6 million / 304,084
Debt (11/07/05)	None
Fiscal year	June 30 end
Company Key Facts

40.4%
34.5%
10.6%
14.5%

40.4%
59.6%

IGNIS PETROLEUM

Angel
Investors (10)
Management
& insiders (5)
Institutional
Investors (2)
Public
shares
Restricted
shares
Free-
trading
shares
100% = 48.0 million shares
Ignis Capitalization

1Q05
2Q05
3Q05
4Q05
1Q06
Ignis founded and
incorporated (12/04)
Public vehicle selected and due diligence completed (1/05)
CEO selected and
on-boarded (5/05)
Public vehicle acquired
and Ignis becomes public
OTCBB company
Two prospects acquired for stock; independent
third-party review
completed
Management Team (BOA) selected and Geoff Evett joins as Director
Business Plan completed
Acom A-6 interest acquired from KMG and drilled, finding hydrocarbons
Ginger Quill prospect
interest acquired
Began first production from Acom A-6
Commenced permitting,
engineering and planning
of Barnett Crossroads and
North Wright prospects
Acquired interest in
Crimson Bayou prospect
and drill first well
Commence drilling of
Barnett Crossroads
Continue to evaluate and
acquire new prospects
Operations
Financing
Seed capital raised from
Angel investors (12/04)
Stock swap completed to
acquire public vehicle
Barnett and North Wright
prospects acquired for $1.9 million in stock
$200,000 in cash raised for G&A costs from
institutional investor
$1.5 million in cash raised
from institutional investor
for drilling of first well
Completed planning for $10 million capital raise to fund 2005/2006 drilling
Investment advisors
identified and interviewed
$0.4 million raised from
institutional investor
Selected Stonegate
Securities as investor
advisor and entered into an agency agreement
Close deal(s) and receive
capital funding
Explore opportunities to
raise bank working capital
based on reserve situation
and requirements
Significant Progress to Date

* Two open board seats
Experienced Executive Management and Board
▶
Executive Management
–
Michael Piazza, President and CEO
–
Philipp Buschmann, COO
–
Alexander Kulpecz, Executive Advisor
–
Joseph Gittelman, Exploration Advisor
–
Frederick Stein, Operations Advisor
–
Timothy Hart, CFO
▶
Board of Directors
–
Michael Piazza
–
Philipp Buschmann
–
Geoffrey Evett
–
To be named*

▶
Place multiple,
medium-size bets, on
high-to-moderate-risk
exploration plays
▶
Outstanding
interpretation of
geological and
geophysical data
▶
High / moderate– drill
based on seismic and
subsurface data
▶
Moderate - returns can
be high, even at low
prices, but must limit
number of dry holes to
payoff
▶
Place multiple, medium
to small bets on
moderate / low risk
in-field developments
▶
Access to deal flow in
prolific producing plays;
outstanding G&G and
engineering expertise
▶
Moderate / low– drill
based on seismic and
subsurface data and
production history in
nearby wells
▶
Moderate / high– repeat
chance of success is
high even at low prices;
sustainable with access
to deal flow
▶
Place large-to-medium
bets on purchases of
proved reserves at
market/premium rates
▶
Access to large amounts
of capital; outstanding
engineering and financial
expertise
▶
Low-to very low– many
wells are producing
▶
Moderate / low–
premiums paid for known
reserves can offset
returns due to reservoir
risk and/or price
decreases
Strategy
How value is
created
Relative
geological risk
(chance of failure)
Relative value
creation
The “Wildcatter”
The “Explorer”
The “Developer”
The “Producer”
Ignis’ strategy is to earn explorer's
returns with developer’s risk
Strategy and Value Creation in Oil & Gas
▶
Place few, large bets on
high-risk, high-potential
exploration plays
▶
Exemplary G&G
expertise and luck
▶
High– drill based on
seismic data only
▶
Low - get rich or go
broke; not sustainable
over long run

Technical
screen
Economic
screen
Portfolio
screen
Technical screen hurdles
Be in areas within demonstrated
technical expertise of team
Be covered with high-quality
reprocessed 3-D seismic data
Have subsurface control and/or
direct ties to producing well
Have good reservoir, structure,
HC-charge and sealed trap
factors for moderate-to-high
commercial chance of success
Economics screen hurdles
Must have a positive
risk-adjusted NPV using a 30%
discount rate, with $40/Bbl oil
and $6/Mmbtu gas
Key factors impacting payback
must be well understood
Trades terms must be
reasonable and within current
industry standards
Portfolio screen hurdles
Optimal working interest levels
must be available to balance
risk and reward of entire
portfolio
Options should exist for future
in-field development
opportunities or trade
Drillable
prospects
Prospect Selection Process

Fort Worth
Dallas
Mississippi
Alabama
Louisiana
Austin
lafayette, la
Houston
N
W
E
S
Image © 2005 EarthSat
Pointer 30°38'19.43" N 92°01'11.00" W elev -51 ft
Streaming |||||||| 100%
Eye alt 683.19 mi

IGNIS PETROLEUM

Current projects
Ginger
Quill
Acom
A-6
North
Wright
Crimson
Bayou
Barnett
Crossroads
U.S. Gulf Coast Focus
➢
Focus in the U.S. Gulf
Coast region where our
team has over 100
years experience
finding, developing and
producing oil & gas
➢
Pursue areas that
benefit from the
maturation of
petroleum technologies
(such as high-definition
3-D seismic) and
availability of close-in
subsurface information

Acom A-6 (drilled and producing) Chambers County, Texas (25% WI)	▶560 acres ▶1.5 to 2.5 Bcfe proved reserves ▶Kerr-McGee	Exploratory out-step in Frio sands, which are productive in nearby wells; currently producing at 150-200+ Bopd and 600-700+ Mcfgd
Crimson Bayou Iberville Parish, Louisiana (20% WI)	▶1,000 acres ▶33.6 Bcfe ▶Large independent	Low-risk development and medium-risk exploratory out-step in multiple objectives
Barnett Crossroads Escambia County, Alabama (75% WI)	▶241 acres ▶350 to 500 Mboe ▶Dragon Energy	Low-risk exploratory out-step in prolific producing trend
North Wright Acadia Parish, Louisiana (75% WI)	▶818 acres ▶79 Bcfe ▶Bayou City Exploration	Moderate-risk, high-potential gas field in known gas producing trend; sands prolific in nearby fields
Ginger Quill Chambers County, Texas (17.5% WI)	▶1,021 acres ▶8.5 Bcfe ▶Kerr-McGee	Moderate-risk exploratory out-step in Frio sands in prolific production area
Prospect / Location / Working Interest
Description
Land / Potential / Operator
Acreage Summary

Cost ($MM)
▶
$ 1.1
▶
$ 2.6
Timing
▶
Producing
▶
2Q-3Q ‘05
▶
4Q ‘05
▶
1Q ‘06
▶
1Q-2Q ‘06
▶
1Q-2Q ’06
▶
2Q ‘06
$ 5.0 MM needed
in 4Q ’05 to make
commitments and
drill wells
$ 5.0 MM needed
in 1Q06 to make
commitments and
drill wells
$ 3.7 MM in
investments
made in 2005
Use of Proceeds
Purpose
▶
Drill & complete Acom A-6
▶
Property acquisitions*
▶
Complete Acom A-6 development
▶
Drill & complete Crimson Bayou
▶
Drill & complete Barnett Crossroads
▶
Drill & complete North Wright
▶
Drill & complete Ginger Quill

Acom A-6 Prospect (25% W.I.)
▶
Chambers County, Texas in Willow Slough, North
Field
▶
560 acre lease
▶
Prospect identified with 3-D seismic and
subsurface well control
▶
Frio sands productive in nearby wells
▶
Estimated proven gross reserves of > 1.5-2.5 Bcfe
of oil and gas from three sands at 9,500’ depth
▶
Drilling is completed, production commenced in
late October 2005 at >150 Bopd and >600 Mcfgd
▶
Average $80,000+ per month in net cash flow
expected to cover G&A costs

Proposed Location
12400
12300
12350
12400
12250
12300
12300
12500
12450
12550
12600
12650
24
25

IGNIS PETROLEUM

▶
Iberville Parish, LA; 1,000 acres under lease
▶
Planned 12,937 MD / 12,800’ TVD, Miocene /
Oligocene sands
▶
Centrally-located among three salt domes near
transition zone between Miocene and Oligocene
producing trends
▶
Multiple objectives defined by subsurface
control / 3D seismic; up to five-well program
▶
Low-risk attic reserves of 14.5 Bcfe in two sands
with upside of another 19.1 Bcfe in three additional sands; >50% IRR
▶
Drilling expected in late 4Q-’05 / early 1Q’06
* 25% W.I. on first well to payout; reverts to 20% WI after payout and for subsequent wells
Crimson Bayou Prospect (20% W.I.*)

PROPOSED 240 ACRE UNIT
67+/- Acres
110+/- Acres
1+ Million Barrels of Oil
20

IGNIS PETROLEUM

Barnett Crossroads Prospect (75% W.I.)
▶
Escambia County, Alabama
▶
241 acres under lease
▶
Anticlinal trap with four-way structural
closure at the Smackover Formation level
▶
Prospect identified with 3-D seismic in
prolific production area; nearby Gravel
Church Field has produced  over 1.0
million barrels oil to date
▶
Prospective reserves of 350-to-500 Mboe
(mean, unrisked); >50% IRR
▶
Drilling expected to commence during
1Q-2006

-13797
-14203
-14219
<100,000 BBL
100-200,000 BBL
200-500,000 BBL
>500,000 BBL

IGNIS PETROLEUM

Barnett Crossroads Area Map
Barnett Crossroads Prospect (75% W.I.) – cont.
▶
Significant oil production surrounds the
prospect as indicated by the colored bubbles
▶
Just a mile to the east, more than a million
barrels of oil has been produced from a
moderate-sized structure that is about 20%
larger than the prospective structure
▶
Less than a mile south and one mile to the
north, two small structures have produced
over 200,000 barrels of oil each.
▶
More than a million barrels of oil has been
produced from a moderate-sized structure to
the northwest of the prospect.

Scott
50 BCF
Duson
25 BCF
Lk Arthur
950 BCF
75 BCF
Perry Point
115 BCF
Maurice
Bell City S.
20 BCF
Hayes
950 BCF
S. Lk Arthur
70 BCF
200 BCF
Leleux
30 BCF
Andrew
30 BCF
Thornwell S
Riceville
Gueydan E
30 BCF
Cossinade
20 BCF
500 BCF
525 MBC
Lake Arthur SW
75 BCF
100 BCF
Kaplan
Chalkley
500 BCF
Cameron Parish
100 BCF
Gueydan SE
65 BCF
Abbeville
Vermilion Parish

IGNIS PETROLEUM

Lower Miocene - Marg. tex.
Regional Production Map
Prospect
Outline
Wright
70 BCF
Acadia Parish
North Wright Prospect (75% W.I.)
▶
Acadia Parish, Louisiana
▶
816 acres under lease
▶
Fault-bounded structural trap at the
Marginula texana level, a lower
Oligocene, Middle Frio slope
sandstone, which is productive
▶
Prospect defined by a
50-square-mile 3-D seismic survey
showing up to 320 feet of net sand
thickness
▶
Prospective reserves of 79 Bcfe gas
(mean, un-risked); >50% IRR
▶
Drilling expected to commence by
2Q-2006

Prospect isopach
Seismic interpretation showing faults and structure
Spill point
Gas
1000 foot fault
displacement
  puts down-thrown
sands against shale
North Wright Prospect (75% W.I.) – cont.
▶
The interpreted seismic line shows bright spot that is similar to that of the shallower productive Camerina gas section
▶
The deeper prospective Marg Tex sands appear as a bright spot in the same fault block – this fault has been proven as a successful trapping fault block

PROSPECT AREA
GINGER QUILL PROSPECT
CHAMBERS COUNTY - TEXAS

IGNIS PETROLEUM

▶
Chambers County, Texas
▶
1,021 acres under lease
▶
Planned 11,400’ TVD, 12,152’ MD directional well
to test the Upper and Middle Frio Formation
▶
Three-way up thrown 350-acre closure for
Seabreeze and Nodosaria Sands
▶
Prospect identified with 3-D seismic in prolific
production area having high-porosity and
high-permeability sands
▶
Prospective reserves of over 8.5 Bcfe gas (mean,
un-risked); IRR > 50%
▶
Drilling expected to commence in 2Q/3Q-2006
Ginger Quill Prospect (17.5% W.I.)

Summary
▶
Focused growth strategy based upon core business areas; a world-class experienced team with significant technical, commercial, and executive management expertise; and prospects with high risk-to-reward balance.
▶
Actively developing new, and leveraging existing, partnerships with numerous explorationists and operators to identify, evaluate, develop, and produce oil and gas reserves.
▶
In short time, have demonstrated ability to acquire and begin development of high-potential prospects and achieve production from first well, laying the foundation for substantial growth in value in the coming years.

Investor Relations
1-877-700-1644
www.ignispetroleum.com
Ignis Petroleum Group, Inc.
Corporate Information
100 Crescent Court, 7th Floor
Dallas, Texas 75201
Phone:  214-459-8188
Fax:      214-459-3101
Email:   info@ignispetro.com
Shareholder Information
NASDAQ OTC Bulletin Board
Trading Symbol:     IGPG

Michael P. Piazza, President & CEO - (age 48).  Mr. Piazza, who has over 25 years experience, joined our board of directors effective June 5, 2005. Since May 25, 2005, Mr. Piazza has been our President, Chief Executive Officer and Treasurer. From May 25, 2005 until October 5, 2005, Mr. Piazza was also our Chief Financial Officer.  From August 2003 to February 2005 Mr. Piazza was Senior Vice President and Chief Financial Officer of Ranger Enterprises, Inc., a petroleum corporation located in Rockford, Illinois. From May 2001 to July 2003, Mr. Piazza was a principal with Elan Capital, LLC, a management and financial consulting firm located in Houston, Texas. From February 1996 to April 2001, Mr. Piazza was a senior manager with McKinsey & Company, Inc., a management consulting firm located in Houston, Texas. Mr Piazza also worked for Amerada Hess Corporation and Exxon Corporation for a combined total of over 13 years.  Mr. Piazza received a Bachelor of Science degree in engineering from the Massachusetts Institute of Technology; a Master of Science degree in engineering from the University of California at Berkeley; and a Master of Business Administration degree from the Stern School at New York University.
Philipp Buschmann, COO - (age 30).  Mr. Buschmann joined our board of directors effective June 5, 2005. Since May 25, 2005, Mr. Buschmann has been our Chief Operating Officer and Secretary. Since December 2004, Mr. Buschmann has been Chief Executive Officer of Ignis Petroleum Corporation, an oil and gas corporation located in Dallas, Texas, which became a subsidiary of Ignis Petroleum Group, Inc. on May 16, 2005. From November 2004 to April 2005, Mr. Buschmann was engaged in start-up activities for Ignis Petroleum Corporation. From September 2003 to November 2004, Mr. Buschmann was a management consultant with Booz Allen Hamilton located in London, United Kingdom.  From September 2001 to July 2003 was a student at a London Business School and received a Master of Business Administration degree. From May 2002 to August 2002, Mr. Buschmann was a management consultant with Booz Allen Hamilton located in London, United Kingdom. From August 1998 to February 2001 he was project manager for Razorfish, a corporation engaged in the business of IT consulting, located in Boston, Massachusetts.
Appendix - Management Bios

Alexander A. Kulpecz, Executive Advisor - (age 51).  Mr. Kulpecz is highly respected in the energy sector and has over 30 years experience gained at the highest levels within some of the world's major companies. Mr. Kulpecz began his career during the drilling boom of the 1970's with Shell Oil in their Onshore Production Division where he selected and drilled wells in the Texas, Louisiana, Mississippi, and Alabama Gulf Coast areas finding significant quantities of oil and gas. Mr. Kulpecz held the position of Executive VP and Director of Shell International Gas, Power and Coal, and he led the reorganization of the Company's global E&P business. As a member of the Shell International Gas & Power Executive Committee, he was responsible for almost half of Shell's global gas and power business, actively negotiating multi-billion dollar projects (LNG, corporate acquisition, pipelines) at the Presidential, PM and Energy Ministerial levels. From 1998 to early 2000, Mr. Kulpecz held the position of President of Azurix International and Executive Director of Azurix Corporation. He is currently President of the Omega Group, a consultancy group of senior executives providing advisory and managerial support to private equity, banking and energy clients in the oil and gas industries.
Joseph Gittelman, Exploration Advisor - (age 68).  Mr. Gittelman is an industry professional with over 35 years of international experience in oil and gas exploration, development and operations. Mr. Gittelman enjoyed a 27-year career with Shell Oil Company, serving in a variety of senior technical, operational and management capacities. His leadership positions within the Shell organization included: General Manager of Geophysics, General Manager of Exploration and General Manager of Exploration Research. Mr. Gittelman also served as General Manager of Shell Western Exploration & Production from 1988 to 1994, where he was responsible for managing Shell's domestic lower 48 onshore and Alaska exploration programs. Since 1995, Mr. Gittelman has served as President of U.S.-based Danlier, Inc., a specialized consulting firm which provides services to exploration companies and institutional investors, including screening of exploration projects for technical quality, risk and hydrocarbon potential. Mr. Gittelman holds a B.S. degree in Engineering from the University of Pennsylvania, an M.S. degree in Engineering from New York University and a Ph.D. in Engineering from the University of Michigan.
Appendix - Management Bios (cont.)

Frederick Stein, Operations Advisor -  (age 62).  Mr. Stein is an accomplished petroleum engineer and operations manager with over 35 years experience in senior level management within Shell Oil Company and Pennzoil/Devon Energy. He developed and ran oil and gas fields both onshore and offshore in both domestic and international arenas. Over a 25 year career with Shell, his responsibilities ranged from production, reservoir, drilling and petrophysical engineering to direct management of drilling and field operations. During a 10-year tenure with Pennzoil/Devon Energy, Mr. Stein had both technical and operations management responsibilities over a variety of international projects in over a dozen countries with the largest being the Chirag/Azeri field in Azerbaijan. Mr. Stein's diverse areas of expertise include drilling and production operations management, oil and gas transportation design and negotiations. In addition, his experience encompasses reserves evaluation, reservoir performance management, well planning, facility design, and safety. Mr. Stein graduated with honors with an engineering degree from the University of Wisconsin.
Timothy Hart, CFO - (age 46) Mr. Hart became our Chief Financial Officer on October 5, 2005. Since 1996, Mr. Hart has been in private practice with the accounting firm Ullman & Hart CPAs located in Fort Lauderdale, Florida. In his capacity with this firm he has performed accounting and consulting services for clients in a number of different industries, often fulfilling the internal accounting function. In addition, from January 2004 to May of 2005 Mr. Hart served as Chief Financial Officer of Taylor Madison Corp., a public company specializing in licensing agreements for various fragrance related products. From 2000 to 2003 Mr. Hart served as a director of American Group, Inc., a public company specializing in custom soil mixes in Homestead, Florida in addition to fulfilling the internal accounting function. Mr. Hart, through Ullman & Hart CPAs, has provided consulting services to Ignis Petroleum Group, Inc. from February 2005 to the present.
Appendix - Management Bios (cont.)